Exhibit 99.2

Equity One, Inc.

Supplemental Information Package

September 30, 2012

Equity One, Inc.
1600 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664 Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
September 30, 2012
(unaudited)

EQUITY ONE, INC.
DISCLOSURES
As of September 30, 2012

Forward Looking Statements
Certain information contained in this Supplemental Information Package constitutes forward-looking statements within the meaning of the federal securities laws. Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in the states in which Equity One owns properties; the continuing financial success of Equity One’s current and prospective tenants; the risks that Equity One may not be able to proceed with or obtain necessary approvals for development or redevelopment projects or that it may take more time to complete such projects or incur costs greater than anticipated; the availability of properties for acquisition; the extent to which continuing supply constraints occur in geographic markets where Equity One owns properties; the success of its efforts to lease up vacant space; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; changes in Equity One’s credit ratings; and other risks, which are described in Equity One’s filings with the Securities and Exchange Commission.
Basis of Presentation
The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP and is unaudited information. The Company’s Form 10-K for the year ended December 31, 2011 and Form 10-Q for the period ended September 30, 2012, should be read in conjunction with this Supplemental Information Package. The results of operations of any property acquired are included in our financial statements since the date of its acquisition, although such properties may be excluded from certain metrics disclosed in this Supplemental Information Package. When presenting the balance sheet and income statement of unconsolidated joint ventures we exclude variable interest entities required to be consolidated under GAAP for which the joint venture does not hold title to the underlying property.
EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We compute Adjusted EBITDA as the sum of net income before extraordinary items, depreciation and amortization, income taxes, interest expense, gain (loss) on disposal of income producing properties, gain (loss) on debt extinguishment, gain (loss) on sale of securities, acquisition and disposition costs, equity in income (loss) of unconsolidated joint ventures, bargain purchase gain and impairment of real estate. Given the nature of our business as a real estate owner and operator, we believe that the use of EBITDA and Adjusted EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of our operational performance because these computations exclude various items included in earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA and Adjusted EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated periods.
EBITDA and Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity. Our computation of EBITDA and Adjusted EBITDA may differ from the methodology utilized by other companies. Investors are cautioned that items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and assessing the Company’s financial performance.
Use of Funds from Operations as a Non-GAAP Financial Measure
We believe Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of our operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. NAREIT stated in its April 2002 White Paper on FFO, “Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” FFO, as defined by NAREIT, is net income (computed in accordance with GAAP), excluding (gains or losses) from sales of, or any impairment charges related to, depreciable operating properties, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis. In October 2011, NAREIT clarified that FFO should exclude the impact of impairment losses on depreciable operating properties, either wholly owned or in joint ventures. We have calculated FFO for all periods presented in accordance with this clarification.
We believe that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from our FFO measure. Our method of calculating FFO may be different from methods used by other REITs and accordingly, may not be comparable to such other REITs. FFO is presented to assist investors in analyzing our operating performance. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is not an alternative to cash flow as measure of liquidity, and (iv) should not be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income is the most directly comparable GAAP measure to FFO.

EQUITY ONE, INC.
SUMMARY FINANCIAL RESULTS AND RATIOS
For the three and nine months ended September 30, 2012 and 2011
(in thousands, except per share data)

	For the three months ended		For the nine months ended
	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
Summary Financial Results
Total revenues*	$84,068	$87,083	$249,862	$263,289
Adjusted EBITDA* (see page 10)	$51,552	$52,954	$151,683	$161,460
Property net operating income* (see page 9)	$60,550	$61,206	$180,312	$186,356
General & administrative expenses (G&A)* - Adjusted (1)	$8,653	$9,423	$28,525	$28,154

Net income (loss) attributable to Equity One	$8,065	$(4,657)	$29,315	$37,323
Earnings (loss) per diluted share	$0.07	$(0.04)	$0.25	$0.33

Funds from operations (FFO)	$34,522	$20,931	$102,080	$116,984
FFO per diluted share	$0.27	$0.17	$0.82	$0.97

Total dividends paid per share	$0.22	$0.22	$0.66	$0.66

Weighted average diluted shares used in EPS computations	114,998	112,541	113,681	109,424
Weighted average diluted shares used in FFO computations (2)	126,356	123,899	125,039	120,615

Summary Operating and Financial Ratios
Core shopping center portfolio occupancy at end of period (see pages 17-24)	91.9%	90.6%	91.9%	90.6%
Same-property shopping center portfolio occupancy at end of period (3)	91.5%	91.3%	91.5%	91.3%
Same-property NOI growth - cash basis (see page 9)	3.6%	1.1%	3.1%	1.4%
NOI margin (see page 9)	72.5%	70.7%	72.7%	71.2%
Expense recovery ratio*	81.9%	72.6%	81.9%	75.0%
New, renewal and option rent spread - cash basis (see page 14)	9.5%	(0.9%)	N/A	N/A
Adjusted G&A expense to total revenues (1)	10.3%	10.8%	11.4%	10.7%
Net debt to total market capitalization (see page 6)	34.0%	40.9%	34.0%	40.9%
Net debt to Adjusted EBITDA (see page 10)	6.8	6.7	7.0	6.6
Adjusted EBITDA to interest expense* (see page 10)	2.8	2.5	2.8	2.5
Adjusted EBITDA to fixed charges* (see page 10)	2.6	2.1	2.5	2.1

* The indicated line item includes amounts reported in discontinued operations.

(1) G&A expense for the three months ended September 30, 2012 deducts $1.4 million for external costs associated with acquisition and disposition related expenses during the period, as well as depreciation & amortization amounts included in G&A. G&A expense for the three months ended September 30, 2011 deducts $3.4 million for external costs associated with acquired properties and acquisition related expenses during the period, $0.1 million in severance costs, as well as depreciation & amortization amounts included in G&A. G&A expense for the nine months ended September 30, 2012 deducts $3.4 million for external costs associated with acquisition and disposition related expenses during the period, as well as depreciation & amortization amounts included in G&A. G&A expense for the nine months ended September 30, 2011 deducts $8.9 million for external costs associated with acquired properties and acquisition related expenses during the period, $0.9 million in severance costs, as well as depreciation & amortization amounts included in G&A.
(2) Weighted average diluted shares for the three and nine months ended September 30, 2012 and 2011 are higher than the GAAP diluted weighted average shares as a result of the 11.4 million units held by Liberty International Holdings, Ltd. which are convertible into our common stock. These convertible units are not included in the diluted weighted average share count for GAAP purposes because their inclusion is antidilutive.
(3) Information provided on a same property basis is provided for only those properties that were owned and operated for the entirety of both periods being compared, excludes properties that were redeveloped, expanded or under development and properties purchased or sold at any time during the periods being compared.

EQUITY ONE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
As of September 30, 2012 and December 31, 2011 and 2010 (unaudited)
(in thousands)

	September 30, 2012	December 31, 2011	December 31, 2010
Assets
Properties:
Income producing	$3,168,445	$2,931,756	$2,090,293
Less: accumulated depreciation	(338,161)	(294,023)	(243,701)
Income producing properties, net	2,830,284	2,637,733	1,846,592
Construction in progress and land held for development	148,094	111,844	74,402
Properties held for sale or properties sold	9,866	58,498	535,458
Properties, net	2,988,244	2,808,075	2,456,452

Cash and cash equivalents (1)	28,908	103,524	38,333
Accounts and other receivables, net	16,895	17,790	12,559
Investments in and advances to unconsolidated joint ventures	61,449	50,158	59,736
Mezzanine loans receivable, net	64,687	45,279	—
Goodwill	8,401	8,406	9,556
Other assets	238,250	189,339	103,926
Total assets	$3,406,834	$3,222,571	$2,680,562

Liabilities and equity
Liabilities:
Mortgage notes payable	$446,472	$470,687	$352,869
Unsecured senior notes payable	681,136	691,136	691,136
Term loan	250,000	—	—
Unsecured revolving credit facilities	62,000	138,000	—
Total debt	1,439,608	1,299,823	1,044,005
Unamortized premium (discount) on notes payable, net	6,582	8,181	(1,805)
Total notes payable	1,446,190	1,308,004	1,042,200

Accounts payable and other liabilities	260,642	223,157	115,123
Liabilities associated with assets held for sale or sold	—	28,695	183,011
Deferred tax liability	14,962	14,709	46,523
Total liabilities	1,721,794	1,574,565	1,386,857

Redeemable noncontrolling interests	22,621	22,804	3,864

Total stockholders’ equity of Equity One, Inc.	1,454,486	1,417,316	1,285,907

Noncontrolling interests	207,933	207,886	3,934

Total liabilities and equity	$3,406,834	$3,222,571	$2,680,562

(1) Includes restricted cash and cash held in escrow.

EQUITY ONE, INC.
MARKET CAPITALIZATION
As of September 30, 2012 and December 31, 2011 and 2010
(in thousands, except share data)

	September 30, 2012	December 31, 2011	December 31, 2010
Closing market price of common stock	$21.06	$16.98	$18.18
Common stock shares
Basic common shares	116,818.506	112,599.355	102,326.818
Diluted common shares
Unvested restricted common shares	224.447	107.888	149.980
DownREIT units (convertible into shares)	93.656	93.656	93.656
Common stock options (treasury method, closing price)	280.758	114.575	124.506
Long term incentive plan performance awards (treasury method, closing price)	—	—	356.516
Convertible CapCo Partnership Units	11,357.837	11,357.837	—
Diluted common shares	128,775.204	124,273.311	103,051.476

Equity market capitalization	$2,712,006	$2,110,161	$1,873,476

Total debt (excluding unamortized/unaccreted premium/(discount)) (1)	$1,439,608	$1,328,174	$1,224,796
Cash and equivalents	(28,908)	(103,524)	(38,333)
Net debt (1)	$1,410,700	$1,224,650	$1,186,463

Total debt (excluding unamortized/unaccreted premium/(discount)) (1)	$1,439,608	$1,328,174	$1,224,796
Equity market capitalization	2,712,006	2,110,161	1,873,476
Total market capitalization	$4,151,614	$3,438,335	$3,098,272

Net debt to total market capitalization at current market price	34.0%	35.6%	38.3%

Net debt to total market capitalization at constant share price of $16.98	38.9%	35.6%	39.9%

Gross real estate investments	$3,326,405	$3,102,098	$2,700,153

Net debt to gross real estate investments	42.4%	39.5%	43.9%

(1) Includes $27.3 million and $179.3 million of secured mortgage debt related to assets held for sale as of December 31, 2011 and December 31, 2010, respectively.

EQUITY ONE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the three and nine months ended September 30, 2012 and 2011 (unaudited)
(in thousands, except per share amounts)

	Three months ended			Percent Change	Nine months ended		Percent Change
	September 30, 2012	September 30, 2011			September 30, 2012	September 30, 2011
REVENUE:
Minimum rent	$63,683	$53,836			$187,001	$161,841
Expense recoveries	18,833	15,802			55,395	48,411
Percentage rent	938	723			3,683	2,798
Management and leasing services	499	483			1,803	1,590
Total revenue	83,953	70,844		18.5%	247,882	214,640	15.5%
COSTS AND EXPENSES:
Property operating	22,885	20,936			66,893	61,924
Rental property depreciation and amortization	20,738	18,147			65,442	57,620
General and administrative	10,227	13,090			32,414	38,406
Total costs and expenses	53,850	52,173		3.2%	164,749	157,950	4.3%
INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	30,103	18,671			83,133	56,690
OTHER INCOME AND EXPENSE:
Investment income	1,586	1,515			4,615	3,175
Equity in income of unconsolidated joint ventures	469	4,426			129	4,694
Other (loss) income	(10)	101			124	257
Interest expense	(18,092)	(17,017)			(53,304)	(51,957)
Amortization of deferred financing fees	(627)	(558)			(1,836)	(1,655)
Gain on bargain purchase	—	—			—	30,561
Gain on sale of real estate	—	959			—	5,565
Gain on extinguishment of debt	—	—			343	255
Impairment loss	(2,445)	(18,490)			(6,393)	(18,635)
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	10,984	(10,393)			26,811	28,950
Income tax (expense) benefit of taxable REIT subsidiaries	(478)	3,173			(417)	3,480
INCOME (LOSS) FROM CONTINUING OPERATIONS	10,506	(7,220)		245.5%	26,394	32,430	(18.6%)
DISCONTINUED OPERATIONS:
Operations of income producing properties sold or held for sale	295	4,058			279	11,384
Gain on disposal of income producing properties	—	4,025			14,269	4,012
Impairment loss on income producing properties sold or held for sale	—	(36,714)			(3,425)	(37,991)
Income tax benefit of taxable REIT subsidiaries	—	33,642			—	34,453
INCOME FROM DISCONTINUED OPERATIONS	295	5,011			11,123	11,858
NET INCOME (LOSS)	10,801	(2,209)		589.0%	37,517	44,288	(15.3%)
Net income attributable to noncontrolling interests - continuing operations	(2,736)	(2,459)			(8,202)	(7,006)
Net loss attributable to noncontrolling interests - discontinued operations	—	11			—	41
NET INCOME (LOSS) ATTRIBUTABLE TO EQUITY ONE, INC.	$8,065	$(4,657)		273.2%	$29,315	$37,323	(21.5%)
EARNINGS (LOSS) PER COMMON SHARE - BASIC:
Continuing operations	$0.07	$(0.09)			$0.15	$0.22
Discontinued operations	—	0.04			0.10	0.11
	$0.07	$(0.04)	*	275.0%	$0.25	$0.33	(24.2%)
EARNINGS (LOSS) PER COMMON SHARE - DILUTED:
Continuing operations	$0.07	$(0.09)			$0.15	$0.22
Discontinued operations	—	0.04			0.10	0.11
	$0.07	$(0.04)	*	275.0%	$0.25	$0.33	(24.2%)
Weighted average shares outstanding:
Basic	114,699	112,541			113,359	109,267
Diluted	114,998	112,541			113,681	109,424
*Note: EPS does not foot due to the rounding of the individual calculations.

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the three months ended September 30, 2012 and 2011 and for the nine months ended September 30, 2012 and 2011 (unaudited)
(in thousands)

	Three months ended September 30, 2012			Three months ended September 30, 2011			Nine months ended September 30, 2012			Nine months ended September 30, 2011
	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops
REVENUE:
Minimum rent	$63,683	$97	$63,780	$53,836	$13,570	$67,406	$187,001	$1,660	$188,661	$161,841	$40,440	$202,281
Expense recoveries	18,833	18	18,851	15,802	2,638	18,440	55,395	70	55,465	48,411	8,127	56,538
Percentage rent	938	—	938	723	31	754	3,683	250	3,933	2,798	82	2,880
Management and leasing services	499	—	499	483	—	483	1,803	—	1,803	1,590	—	1,590
Total revenue	83,953	115	84,068	70,844	16,239	87,083	247,882	1,980	249,862	214,640	48,649	263,289

COSTS AND EXPENSES:
Property operating	22,885	134	23,019	20,936	4,458	25,394	66,893	854	67,747	61,924	13,419	75,343
Rental property depreciation and amortization	20,738	2	20,740	18,147	3,838	21,985	65,442	160	65,602	57,620	12,332	69,952
General and administrative	10,227	—	10,227	13,090	9	13,099	32,414	13	32,427	38,406	40	38,446
Total costs and expenses	53,850	136	53,986	52,173	8,305	60,478	164,749	1,027	165,776	157,950	25,791	183,741

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	30,103	(21)	30,082	18,671	7,934	26,605	83,133	953	84,086	56,690	22,858	79,548

OTHER INCOME AND EXPENSE:
Investment income	1,586	—	1,586	1,515	1	1,516	4,615	1	4,616	3,175	3	3,178
Equity in income of unconsolidated joint ventures	469	—	469	4,426	161	4,587	129	—	129	4,694	704	5,398
Other (loss) income	(10)	316	306	101	—	101	124	372	496	257	16	273
Interest expense	(18,092)	—	(18,092)	(17,017)	(4,033)	(21,050)	(53,304)	(327)	(53,631)	(51,957)	(12,184)	(64,141)
Amortization of deferred financing fees	(627)	—	(627)	(558)	(5)	(563)	(1,836)	(4)	(1,840)	(1,655)	(13)	(1,668)
Gain on bargain purchase	—	—	—	—	—	—	—	—	—	30,561	—	30,561
Gain on sale of real estate	—	—	—	959	4,025	4,984	—	14,269	14,269	5,565	4,012	9,577
Gain (loss) on extinguishment of debt	—	—	—	—	—	—	343	(716)	(373)	255	—	255
Impairment loss	(2,445)	—	(2,445)	(18,490)	(36,714)	(55,204)	(6,393)	(3,425)	(9,818)	(18,635)	(37,991)	(56,626)
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	10,984	295	11,279	(10,393)	(28,631)	(39,024)	26,811	11,123	37,934	28,950	(22,595)	6,355
Income tax (expense) benefit of taxable REIT subsidiaries	(478)	—	(478)	3,173	33,642	36,815	(417)	—	(417)	3,480	34,453	37,933
INCOME (LOSS) FROM CONTINUING OPERATIONS	10,506	295	10,801	(7,220)	5,011	(2,209)	26,394	11,123	37,517	32,430	11,858	44,288

DISCONTINUED OPERATIONS:
Operations of income producing properties sold or held for sale	295	(295)	—	4,058	(4,058)	—	279	(279)	—	11,384	(11,384)	—
Gain on disposal of income producing properties	—	—	—	4,025	(4,025)	—	14,269	(14,269)	—	4,012	(4,012)	—
Impairment loss on income producing properties sold or held for sale	—	—	—	(36,714)	36,714	—	(3,425)	3,425	—	(37,991)	37,991	—
Income tax benefit of taxable REIT subsidiaries	—	—	—	33,642	(33,642)	—	—	—	—	34,453	(34,453)	—
INCOME FROM DISCONTINUED OPERATIONS	295	(295)	—	5,011	(5,011)	—	11,123	(11,123)	—	11,858	(11,858)	—

NET INCOME (LOSS)	10,801	—	10,801	(2,209)	—	(2,209)	37,517	—	37,517	44,288	—	44,288

Net income attributable to noncontrolling interests - continuing operations	(2,736)	—	(2,736)	(2,459)	11	(2,448)	(8,202)	—	(8,202)	(7,006)	41	(6,965)
Net loss attributable to noncontrolling interests - discontinued operations	—	—	—	11	(11)	—	—	—	—	41	(41)	—

NET INCOME (LOSS) ATTRIBUTABLE TO EQUITY ONE, INC.	$8,065	$—	$8,065	$(4,657)	$—	$(4,657)	$29,315	$—	$29,315	$37,323	$—	$37,323

EQUITY ONE, INC.
NET OPERATING INCOME
For the three and nine months ended September 30, 2012 and 2011
(in thousands)

	Three months ended		Percent Change	Nine months ended		Percent Change
	September 30, 2012	September 30, 2011		September 30, 2012	September 30, 2011
Total net operating income (1)
Total rental revenue	$83,569	$86,600	(3.5%)	$248,059	$261,699	(5.2%)
Property operating expenses	23,019	25,394	(9.4%)	67,747	75,343	(10.1%)
Net operating income	$60,550	$61,206	(1.1%)	$180,312	$186,356	(3.2%)

NOI margin (NOI / Total rental revenue)	72.5%	70.7%		72.7%	71.2%

Same-property cash NOI (2) (3)
Total rental revenue	$61,076	$60,000	1.8%	$177,426	$175,105	1.3%
Property operating expenses (4)	18,926	19,317	(2.0)%	54,113	55,521	(2.5)%
Net operating income	$42,150	$40,683	3.6%	$123,313	$119,584	3.1%

Growth in same-property NOI	3.6%			3.1%

Number of properties included in analysis (3)	133			130

(1) Amounts included in discontinued operations have been included for purposes of this presentation of net operating income. NOI presented on a GAAP basis.
(2) Excludes the effects of straight-line rent, above/below market rents, lease termination fees, and prior year expense recovery adjustments, if any.
(3) The same-property pool includes only those properties that were owned and operated for the entirety of both periods being compared and excludes developments and redevelopments, unconsolidated joint venture properties and any properties purchased or sold during the periods being compared.
(4) Property operating expenses include intercompany management fee expense.

EQUITY ONE, INC.
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION - (ADJUSTED EBITDA)
For the three and nine months ended September 30, 2012 and 2011
(in thousands)

	Three months ended		Nine months ended
	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
Net income (loss) attributable to Equity One, Inc.	$8,065	$(4,657)	$29,315	$37,323
Rental property depreciation and amortization*	20,740	21,985	65,602	69,952
Other depreciation and amortization*	149	178	498	513
Interest expense*	18,092	21,050	53,631	64,141
Amortization of deferred financing fees*	627	563	1,840	1,668
Loss (gain) on extinguishment of debt*	—	—	373	(255)
Acquisition/Disposition costs (1)	1,425	3,498	3,404	9,779
Impairment loss*	2,445	55,204	9,818	56,626
Gain on sale of depreciable real estate*	—	(3,465)	(13,086)	(4,395)
Income tax expense (benefit) of taxable REIT subsidiaries*	478	(36,815)	417	(37,933)
Gain on bargain purchase	—	—	—	(30,561)
Equity in income of unconsolidated joint ventures*	(469)	(4,587)	(129)	(5,398)
Adjusted EBITDA	$51,552	$52,954	$151,683	$161,460

Interest expense*	$18,092	$21,050	$53,631	$64,141

Adjusted EBITDA to interest expense*	2.8	2.5	2.8	2.5

Fixed charges
Interest expense*	$18,092	$21,050	$53,631	$64,141
Scheduled principal amortization (2)	2,031	3,871	6,354	11,752
Total fixed charges	$20,123	$24,921	$59,985	$75,893

Adjusted EBITDA to fixed charges*	2.6	2.1	2.5	2.1

Net debt to Adjusted EBITDA (3)	6.8	6.7	7.0	6.6

Total market capitalization (see page 6)	$4,151,614	$3,466,472	$4,151,614	$3,466,472

* The indicated line item includes amounts reported in discontinued operations.
(1) Amounts include external costs associated with acquired and disposed properties and acquisition/disposition related expenses during the period. For the three and nine months ended September 30, 2012, amounts include $0.01 million and $0.1 million, respectively, in severance costs. For the three and nine months ended September 30, 2011, amounts include $0.1 million and $1.0 million, respectively, in severance costs.
(2) Excludes balloon payments upon maturity.
(3) Adjusted EBITDA for the period has been annualized.

18074EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the three and nine months ended September 30, 2012 and 2011
(in thousands, except per share data)

	Three months ended		Nine months ended
	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
Net income (loss) attributable to Equity One, Inc.	$8,065	$(4,657)	$29,315	$37,323
Adjustments:
Rental property depreciation and amortization, net of noncontrolling interest (2)	20,701	21,893	65,481	69,656
Net adjustment for unvested shares and noncontrolling interest (1)	2,499	2,499	7,497	7,021
Pro rata share of real estate depreciation from unconsolidated joint ventures	812	849	3,055	2,289
Impairments of depreciable real estate, net of tax (2) (3)	2,445	8,083	9,818	9,361
Gain on disposal of depreciable assets, net of tax (2)	—	(7,736)	(13,086)	(8,666)
Funds from operations	$34,522	$20,931	$102,080	$116,984

Earnings (loss) per diluted share attributable to Equity One, Inc.	$0.07	$(0.04)	$0.25	$0.33
Adjustments:
Rental property depreciation and amortization, net of noncontrolling interest	0.16	0.18	0.52	0.58
Net adjustment for unvested shares and noncontrolling interest (1)	0.01	0.01	0.05	0.03
Pro rata share of real estate depreciation from unconsolidated joint ventures	0.01	0.01	0.02	0.02
Impairments of depreciable real estate, net of tax (3)	0.02	0.07	0.08	0.08
Gain on disposal of depreciable assets	—	(0.06)	(0.10)	(0.07)
Funds from operations per diluted share	$0.27	$0.17	$0.82	$0.97

Weighted average diluted shares (4)	126,356	123,899	125,039	120,615

(1) Includes net effect of: (a) distributions paid with respect to unissued shares held by a noncontrolling interest which have already been included for purposes of calculating earnings per diluted share for the three and nine months ended September 30, 2012 and 2011; and (b) an adjustment to compensate for the rounding of the individual calculations.
(2) Includes amounts classified as discontinued operations.
(3) Effective in the fourth quarter of 2011, NAREIT clarified the definition of FFO to exclude impairment write downs of depreciable real estate. We have calculated FFO for all periods presented in accordance with this clarification.
(4) Weighted average diluted shares for the three and nine months ended September 30, 2012 and 2011 are higher than the GAAP diluted weighted average shares as a result of the 11.4 million joint venture units held by Liberty International Holdings, Ltd. which are convertible into our common stock, and also as a result of employee stock options. These convertible units are not included in the diluted weighted average share count for GAAP purposes because their inclusion is anti-dilutive.

EQUITY ONE, INC.
ADDITIONAL DISCLOSURES
For the three and nine months ended September 30, 2012 and 2011
(in thousands)

	Three months ended		Nine months ended
	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
Certain non-cash items:
Amortization of deferred financing fees	$627	$563	$1,840	$1,668
Accretion of below market lease intangibles	3,003	2,348	9,476	7,412
Share-based compensation expense	1,594	1,766	5,214	5,088
Straight line rent	1,130	906	3,126	2,714
Capitalized interest	1,312	530	3,806	1,558
Amortization of (premium) discount on notes payable, net	(471)	355	(2,063)	1,027

Certain capital expenditures:
Tenant improvements	$3,452	$5,143	$11,954	$11,965
Leasing commissions and costs	1,848	1,447	4,950	4,924
Developments, redevelopments and expansions	10,610	9,454	60,877	16,524
Maintenance capital expenditures	1,022	497	5,169	2,252
Total tenant improvements and leasing costs	$16,932	$16,541	$82,950	$35,665

	September 30, 2012	December 31, 2011
Other assets:
Lease intangibles, net	$130,623	$92,559
Lease commissions, net	32,537	28,643
Prepaid expenses and other receivables	25,641	2,178
Straight-line rent receivable, net	20,340	17,266
Deposits and mortgage escrow	14,248	34,567
Deferred financing costs, net	9,487	8,663
Furniture and fixtures, net	2,389	2,234
Deferred tax asset	2,985	3,229
Total other assets	$238,250	$189,339

Accounts payable and other liabilities:
Lease intangible liabilities, net	$187,135	156,495
Prepaid rent	6,506	6,882
Accounts payable and other	67,001	59,780
Total accounts payable and other liabilities	$260,642	$223,157

Liquidity as of 9/30/12:
Cash and Cash Equivalents	$26,654
Available under Lines of Credit	386,741
Total Available Funds	$413,395

EQUITY ONE, INC.
TENANT CONCENTRATION SCHEDULE - TOP TWENTY-FIVE TENANTS
CONSOLIDATED PROPERTIES
As of September 30, 2012

Tenant	Number of stores	Credit Rating Moody’s/S&P (1)	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average annual minimum rent per square foot	Average remaining term of AMR (2)
Top twenty-five tenants
Publix	43	NA	1,881,970	10.2%	$14,801,898	6.0%	$7.87	6.6
Supervalu	6	B3/B	398,625	2.2%	8,995,251	3.6%	22.57	3.9
L.A. Fitness	6	NA	279,897	1.5%	5,117,401	2.1%	18.28	9.5
Kroger	10	Baa2/BBB	573,686	3.1%	4,233,263	1.7%	7.38	4.6
The TJX Companies	11	A3/A	322,879	1.7%	4,198,079	1.7%	13.00	3.0
Bed Bath & Beyond	9	NA/BBB+	306,332	1.7%	3,811,537	1.5%	12.44	3.7
Office Depot	9	B2/B-	231,094	1.2%	3,464,505	1.4%	14.99	3.9
Costco	1	A1/A+	148,295	0.8%	3,057,583	1.2%	20.62	1.9
Pathmark	1	NA	62,668	0.3%	2,820,060	1.1%	45.00	18.2
Winn Dixie	8	NA	352,628	1.9%	2,676,190	1.1%	7.59	4.1
Goodwill	15	NA	219,393	1.2%	2,474,648	1.0%	11.28	7.8
Staples	6	Baa2/BBB	120,529	0.7%	2,462,632	1.0%	20.43	4.0
CVS Pharmacy	13	Baa2/BBB+	150,999	0.8%	2,327,511	0.9%	15.41	7.0
The Container Store	2	B3/B-	49,661	0.3%	2,174,212	0.9%	43.78	10.0
Walmart	3	Aa2/AA	230,217	1.2%	2,150,075	0.9%	9.34	5.2
Best Buy	4	Baa2/BB+	142,831	0.8%	2,104,708	0.9%	14.74	3.7
Trader Joe's	5	NA	55,962	0.3%	1,981,329	0.8%	35.40	9.3
Nordstrom	2	Baa1/A-	75,418	0.4%	1,958,780	0.8%	25.97	9.0
Dollar Tree	20	NA	228,050	1.2%	1,950,710	0.8%	8.55	2.8
Kmart	5	NA	439,558	2.4%	1,939,705	0.8%	4.41	2.7
Target	1	A2/A+	160,346	0.9%	1,924,152	0.8%	12.00	5.8
Walgreens	6	Baa1/BBB	96,562	0.5%	1,824,815	0.7%	18.90	15.5
JP Morgan Chase	12	A2/A	55,501	0.3%	1,752,578	0.7%	31.58	4.3
Whole Foods	2	NA/BB+	85,907	0.5%	1,746,911	0.7%	20.33	12.2
The Gap, Inc.	6	Baa3/BB+	99,945	0.5%	$1,725,868	0.7%	17.27	4.6

Total top twenty-five tenants	206		6,768,953	36.6%	$83,674,401	33.8%	$12.36	6.2
Note: The above schedule includes properties under development/redevelopment and excludes non-retail properties and properties held in unconsolidated joint ventures.
(1) Ratings as of September 30, 2012. Source: Moody’s/S&P.
(2) In years, excluding tenant renewal options.

EQUITY ONE, INC.
RECENT LEASING ACTIVITY
For the three months ended September 30, 2012

Category	Total Leases	Total Sq. Ft.	Same Space Sq. Ft.	Prior Rent PSF	New Rent PSF	Rent Spread	Same Space TIs PSF (2)
New Leases (1)	60	218,457	107,946	$19.38	$20.72	7.0%	$20.47
Renewals & Options	51	160,706	160,706	18.11	20.15	11.3%	—
Total New, Renewals & Options (3)	111	379,163	268,652	18.62	20.38	9.5%	$8.22

Note: Prior rent and new rent are presented on a “cash basis”, not on a straight-line basis. Excludes unconsolidated joint venture properties, non-retail properties, and developments/redevelopments.
(1) Rent spreads for new leases reflect same-space leasing where amount of rent paid by prior tenant is available regardless of the amount of time the space has been vacant.
(2) Amount reflects the impact of tenant concessions and work to be performed by us prior to delivery of the space to the tenant.
(3) Prior rent per square foot and new rent per square foot is computed based on a weighted average basis by lease.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
As of September 30, 2012

	ANCHOR TENANTS (SF >= 10,000)				SHOP TENANTS (SF < 10,000)				TOTAL TENANTS
Year	# of leases	Square Feet	% of Total SF	Average Annual Minimum Rent PSF at Expiration	# of leases	Square Feet	% of Total SF	Average Annual Minimum Rent PSF at Expiration	# of leases	Square feet	% of Total SF	Average Annual Minimum Rent PSF at Expiration

M-T-M	—	—	—	$—	134	257,763	4.5%	$17.34	134	257,763	1.6%	$17.34
2012	10	287,868	2.7%	8.10	116	251,173	4.4%	21.47	126	539,041	3.3%	14.33
2013	32	879,897	8.3%	10.08	361	799,569	14.1%	21.09	393	1,679,466	10.3%	15.32
2014	44	1,264,125	11.9%	8.42	374	817,901	14.4%	21.58	418	2,082,026	12.8%	13.59
2015	39	1,136,474	10.7%	7.70	320	757,322	13.3%	23.12	359	1,893,796	11.6%	13.86
2016	46	1,704,611	16.0%	12.51	242	591,415	10.4%	24.68	288	2,296,026	14.1%	15.65
2017	39	1,148,305	10.8%	13.27	216	501,890	8.8%	26.44	255	1,650,195	10.1%	17.27
2018	13	534,693	5.0%	12.12	38	123,379	2.2%	29.27	51	658,072	4.0%	15.34
2019	10	499,520	4.7%	8.37	27	88,791	1.6%	26.73	37	588,311	3.6%	11.14
2020	18	555,872	5.2%	13.07	26	82,536	1.4%	30.61	44	638,408	3.9%	15.34
2021	15	357,575	3.4%	12.98	27	72,998	1.3%	45.21	42	430,573	2.6%	18.45
Thereafter	59	2,043,282	19.1%	14.70	70	250,607	4.4%	38.20	129	2,293,889	14.0%	17.26
Sub-total / Avg.	325	10,412,222	97.8%	11.50	1,951	4,595,344	80.8%	24.19	2,276	15,007,566	91.9%	15.39
Vacant	11	230,744	2.2%	NA	565	1,090,987	19.2%	NA	576	1,321,731	8.1%	NA
Total / Avg.	336	10,642,966	100.0%	NA	2,516	5,686,331	100.0%	NA	2,852	16,329,297	100.0%	NA
Note: The above schedules exclude properties under development/redevelopment, non-retail properties, and properties held in unconsolidated joint ventures.

EQUITY ONE, INC.
ANNUAL MINIMUM RENT OF OPERATING PROPERTIES BY METRO/REGION
As of September 30, 2012 (unaudited)

Metro or Region	# Properties	Total SF	AMR	% of AMR
Dade County	14	1,665,480	$25,014,614	11.5%
Broward County	12	1,672,377	21,829,657	10.0%
Palm Beach County	8	890,668	10,634,161	4.9%
Treasure Coast, Florida	8	707,778	7,520,023	3.5%
South Florida	42	4,936,303	64,998,455	29.9%
San Francisco Bay	5	1,564,570	35,346,283	16.3%
Southern California	4	489,239	10,287,505	4.7%
West Coast	9	2,053,809	45,633,788	21.0%
Connecticut	7	866,937	15,431,629	7.1%
Boston	7	600,879	11,166,896	5.1%
New York	4	220,855	7,616,022	3.5%
Northeast	18	1,688,671	34,214,547	15.7%
Atlanta	18	1,654,120	20,600,793	9.5%
Jacksonville/North Florida	9	1,106,019	11,341,059	5.2%
Louisiana	7	1,311,385	10,645,341	4.9%
Orlando	12	643,864	6,705,749	3.1%
Other	8	868,815	6,426,107	3.0%
Tampa/St. Petersburg	8	729,713	6,182,892	2.9%
Central/South Georgia	4	624,662	3,962,063	1.8%
Charlotte/Raleigh/Durham	3	343,288	2,661,899	1.2%
West Coast, Florida	2	171,772	2,466,350	1.1%
South Carolina	3	196,876	1,440,864	0.7%

Total	143	16,329,297	$217,279,907	100.0%

Note: The above schedules exclude properties under development/redevelopment, non-retail properties, and properties held in unconsolidated joint ventures.

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2012

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
NORTH FLORIDA REGION (30)
Orlando / Central Florida (7)
Alafaya Commons	Orlando	1987	126,333	81.7%	21	9	54,230	Publix	11/30/2013		$13.61
Alafaya Village	Orlando	1986	38,118	87.3%	14	2					$22.19
Eastwood, Shoppes of	Orlando	1997	69,037	98.1%	12	1	51,512	Publix	11/1/2017		$12.44
Kirkman Shoppes	Orlando	1973	88,820	63.6%	22	8					$22.77
Park Promenade	Orlando	1987 / 2000	128,848	71.5%	13	10				Beauty Depot / Dollar General	$7.03
Town & Country	Kissimmee	1993	75,181	92.0%	10	4	52,883	Albertsons* (Ross Dress For Less)	10/31/2018		$7.79
Unigold Shopping Center	Winter Park	1987	117,527	90.6%	21	4	52,500	Winn-Dixie	4/30/2017	You Fit	$11.72
Jacksonville / North Florida (8)
Beauclerc Village	Jacksonville	1962 / 1988	68,846	94.3%	8	3				Big Lots / Goodwill / Beall’s Outlet	$8.16
Forest Village	Tallahassee	2000	71,526	78.7%	9	7	37,866	Publix	4/30/2020		$10.26
Ft. Caroline	Jacksonville	1985 / 1995	71,816	86.8%	6	6	45,500	Winn-Dixie	5/31/2015	Citi Trends	$6.89
Mandarin Landing	Jacksonville	1976	139,580	88.6%	21	9	50,000	Whole Foods	12/31/2023	Office Depot / Aveda Institute	$15.97
Medical & Merchants	Jacksonville	1993	156,153	97.0%	11	2	55,999	Publix	2/10/2018	Memorial Hospital* / Planet Fitness	$13.16
Oak Hill	Jacksonville	1985 / 1997	78,492	100.0%	17	—	39,795	Publix	3/11/2015	Planet Fitness	$8.24
Pablo Plaza	Jacksonville	1974 / 1998 / 2001 / 2008	146,473	89.5%	21	7	34,400	Publix* (Office Depot)	11/30/2013	Marshalls / HomeGoods	$11.51
South Beach	Jacksonville Beach	1990 / 1991	303,856	87.1%	33	17				Ross / Bed Bath & Beyond / Home Depot / Stein Mart / Staples	$12.07
Tampa / St. Petersburg / Venice / Cape Coral / Naples (10)
Charlotte Square	Port Charlotte	1980	96,626	69.9%	12	13				Seafood Buffet / American Signature Furniture	$5.41
Glengary Shoppes	Sarasota	1995	99,182	100.0%	6	—				Best Buy / Barnes & Noble	$18.18
Lutz Lake	Lutz	2002	64,985	92.0%	11	3	44,270	Publix	5/31/2022		$12.50
Mariners Crossing	Spring Hill	1989 / 1999	97,812	93.7%	17	1	48,315	Sweet Bay	8/15/2020		$10.77
Regency Crossing	Port Richey	1986 / 2001	85,864	80.5%	12	13	44,270	Publix	2/28/2021		$10.40

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2012

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
Seven Hills	Spring Hill	1991	72,590	88.9%	13	5	48,890	Publix	9/25/2016		$10.27
Shoppes of North Port	North Port	1991	84,705	84.8%	13	8				Beall’s Outlet / Goodwill	$8.72
Sunlake	Tampa	2008	94,397	91.3%	19	6	45,600	Publix	12/31/2028		$18.16
Sunpoint Shopping Center	Ruskin	1984	132,374	60.0%	16	9				Goodwill / Big Lots / Chapter 13 Trustee	$8.63
Walden Woods	Plant City	1985 /1998 / 2003	72,950	88.7%	11	4				Dollar Tree / Aaron Rents / Dollar General	$7.56
Florida Treasure / Northeast Coast (5)
New Smyrna Beach	New Smyrna Beach	1987	118,451	97.7%	31	2	42,112	Publix	9/23/2017	Beall’s Outlet	$12.20
Old King Commons	Palm Coast	1988	84,759	81.9%	12	6				Walmart	$7.75
Ryanwood	Vero Beach	1987	114,925	85.9%	23	9	39,795	Publix	3/23/2017	Beall’s Outlet / Books-A-Million	$11.26
South Point Center	Vero Beach	2003	64,790	95.7%	13	2	44,840	Publix	11/30/2023		$15.35
Treasure Coast	Vero Beach	1983	133,781	97.4%	21	2	59,450	Publix	7/31/2026	TJ Maxx	$12.46
TOTAL SHOPPING CENTERS NORTH FLORIDA REGION (30)			3,098,797	86.8%	469	172	892,227				$11.83

SOUTH FLORIDA REGION (37)
Miami-Dade / Broward / Palm Beach (34)
Aventura Square (1)	Aventura	1991	143,250	100.0%	10	—				Babies R Us / Jewelry Exchange / Old Navy / Bed, Bath & Beyond / DSW	$24.15
Bird Ludlum	Miami	1988 / 1998	192,274	96.6%	43	4	44,400	Winn-Dixie	12/31/2017	CVS Pharmacy / Goodwill	$18.97
Bluffs Square	Jupiter	1986	123,917	81.0%	22	9	39,795	Publix	10/22/2016	Walgreens	$12.45
Chapel Trail	Pembroke Pines	2007	56,378	100.0%	4	—				LA Fitness	$21.46
Coral Reef Shopping Center	Palmetto Bay	1968 / 1990	76,632	91.0%	14	4				Office Depot / Walgreens	$25.87
Countryside Shops	Cooper City	1986 /1988 / 1991	179,561	86.0%	36	10	39,795	Publix	12/4/2015	Stein Mart	$14.06
Crossroads Square	Pembroke Pines	1973	81,587	79.9%	15	9				CVS Pharmacy / Goodwill	$17.19
CVS Plaza	Miami	2004	18,214	100.0%	6	—					$23.28
El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	—				Sakura Japanese Buffet	$17.00
Greenwood	Palm Springs	1982 / 1994	133,339	91.0%	32	7	50,032	Publix	12/5/2014	Beall’s Outlet	$14.64
Hammocks Town Center	Miami	1987 / 1993	254,908	97.1%	32	5	39,795	Publix	6/24/2017	Metro Dade Library / CVS Pharmacy / Porky’s Gym / Kendall Ice	$9.24
Jonathan’s Landing	Jupiter	1997	26,820	69.9%	9	3					$21.28

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2012

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
Lago Mar	Miami	1995	82,613	84.0%	15	7	42,323	Publix	9/13/2015		$13.78
Lantana Village	Lantana	1976 / 1999	181,780	97.5%	23	2	39,473	Winn-Dixie	2/15/2016	Kmart / Rite Aid* (Family Dollar)	$7.56
Magnolia Shoppes	Fort Lauderdale	1998	114,118	94.4%	14	4				Regal Cinemas / Deal$	$11.45
Meadows	Miami	1997	75,524	92.6%	15	5	47,955	Publix	9/30/2017		$13.85
Shoppes of Oakbrook	Palm Beach Gardens	1974 / 2000 / 2003	199,633	94.6%	24	6	44,400	Publix	11/30/2020	Stein Mart / Homegoods / CVS Pharmacy / Bassett Furniture / Duffy’s	$14.59
Oaktree Plaza	North Palm Beach	1985	23,745	63.4%	11	9					$15.16
Plaza Alegre	Miami	2003	88,411	93.7%	17	3	44,271	Publix	3/14/2023	Goodwill	$16.23
Point Royale	Miami	1970 / 2000	174,875	93.6%	20	4	45,350	Winn-Dixie	2/15/2015	Best Buy / Pasteur Medical	$10.89
Prosperity Centre	Palm Beach Gardens	1993	122,014	100.0%	10	—				Office Depot / CVS Pharmacy / Bed Bath & Beyond / TJ Maxx	$17.05
Ridge Plaza	Davie	1984 / 1999	155,204	95.3%	21	6				Ridge Cinema / Kabooms / United Collection / Round Up / Goodwill	$11.63
Riverside Square	Coral Springs	1987	103,241	78.6%	20	13	39,795	Publix	2/18/2017		$11.71
Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	84.8%	20	5	36,464	Publix	12/15/2014	Walgreens / Dollar Tree	$10.94
Sheridan Plaza	Hollywood	1973 / 1991	508,455	98.8%	60	4	65,537	Publix	10/9/2016	Kohl’s / Ross / Bed Bath & Beyond / Pet Supplies Plus / LA Fitness / Office Depot / Assoc. in Neurology	$15.58
Shoppes of Andros Isles	West Palm Beach	2000	79,420	83.3%	9	8	51,420	Publix	2/29/2020		$12.18
Shoppes of Silverlakes	Pembroke Pines	1995 / 1997	126,789	86.9%	27	8	47,814	Publix	6/14/2015	Goodwill	$15.08
Shops at Skylake	North Miami Beach	1999 / 2005 / 2006	287,168	93.8%	43	8	51,420	Publix	7/31/2019	TJ Maxx / LA Fitness / Goodwill	$18.48
Tamarac Town Square	Tamarac	1987	124,585	90.3%	34	5	37,764	Publix	12/15/2014	Dollar Tree	$9.52
Waterstone	Homestead	2005	61,000	89.3%	8	2	45,600	Publix	7/31/2025		$13.63
West Bird	Miami	1977 / 2000	99,864	87.7%	23	5	37,949	Publix	8/31/2020	CVS Pharmacy	$13.26
West Lakes Plaza	Miami	1984 / 2000	100,747	98.8%	26	1	46,216	Winn-Dixie	5/22/2016	Navarro Pharmacy	$14.16
Westport Plaza	Davie	2002	49,533	100.0%	8	—	27,887	Publix	11/30/2022		$17.65
Young Circle	Hollywood	1962 / 1997	65,834	98.1%	9	1	23,124	Publix	11/30/2016	Walgreens	$15.47
Florida Treasure / Northeast Coast (3)
Cashmere Corners	Port St. Lucie	2001	89,234	93.7%	13	3	59,448	Albertsons	4/30/2025		$8.94
Salerno Village	Stuart	1987	82,477	90.8%	14	6	45,802	Winn-Dixie	3/23/2024	CVS Pharmacy	$10.75

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2012

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
Shops at St. Lucie	Port St. Lucie	2006	19,361	84.6%	8	2					$20.27

TOTAL SHOPPING CENTERS SOUTH FLORIDA REGION (37)			4,419,597	92.7%	716	168	1,093,829				$14.48

SOUTHEAST REGION (48)

ALABAMA (1)
Madison Centre	Madison	1997	64,837	95.7%	11	2	37,912	Publix	6/1/2017	Rite Aid	$9.52

TOTAL SHOPPING CENTERS ALABAMA (1)			64,837	95.7%	11	2	37,912				$9.52

FLORIDA (1)
Middle Beach Shopping Center	Panama City Beach	1994	69,277	82.2%	2	7	56,077	Publix*	9/30/2014		$8.53

TOTAL SHOPPING CENTERS FLORIDA (1)			69,277	82.2%	2	7	56,077				$8.53

GEORGIA (22)
Atlanta (18)
BridgeMill	Canton	2000	89,102	93.3%	26	3	37,888	Publix	1/31/2020		$16.05
Buckhead Station	Atlanta	1996	233,739	100.0%	15	1				Bed Bath & Beyond / TJ Maxx / Old Navy / Toys R Us / DSW / Ulta 3 / Nordstrom Rack	$21.44
Butler Creek	Acworth	1990	95,597	92.8%	17	4	59,997	Kroger	1/31/2018		$9.95
Chastain Square	Atlanta	1981 / 2001	91,637	96.6%	23	3	37,366	Publix	5/31/2024		$17.53
Douglas Commons	Douglasville	1988	97,027	95.0%	15	3	59,431	Kroger	8/31/2013		$10.97
Fairview Oaks	Ellenwood	1997	77,052	94.4%	11	3	54,498	Kroger	9/30/2016		$10.30
Grassland Crossing	Alpharetta	1996	90,906	94.6%	12	2	70,086	Kroger	6/30/2016		$9.06
Hairston Center	Decatur	2000	13,000	84.6%	6	2					$11.48
Hamilton Ridge	Buford	2002	90,996	85.1%	14	7	54,166	Kroger	11/30/2022		$11.72
Hampton Oaks	Fairburn	2009	20,842	17.3%	2	10					$6.01
Mableton Crossing	Mableton	1997	86,819	100.0%	16	—	63,419	Kroger	8/31/2017		$10.37
Macland Pointe	Marietta	1992-93	79,699	92.8%	14	3	55,999	Publix	12/29/2017		$10.22
Market Place	Norcross	1976	73,686	98.5%	20	3				Galaxy Cinema	$11.31
Piedmont Peachtree Crossing	Buckhead	1978 / 1998	152,239	98.5%	26	2	55,520	Kroger	2/28/2015	Cost Plus Store / Binders Art Supplies	$18.12

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2012

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
Powers Ferry Plaza	Marietta	1979 / 1987 / 1998	86,401	82.0%	16	8				Micro Center	$9.33
Shops of Westridge	McDonough	2006	66,297	71.0%	7	11	38,997	Publix	4/30/2026		$12.42
Wesley Chapel	Decatur	1989	164,153	84.3%	17	11				Everest Institute / Little Giant / Deal$ / Planet Fitness	$8.07
Williamsburg @ Dunwoody	Dunwoody	1983	44,928	73.3%	20	8					$20.22
Central / South Georgia (4)
Daniel Village	Augusta	1956 / 1997	171,932	84.9%	29	10	45,971	Bi-Lo	3/25/2022	St. Joseph Home Health Care	$8.99
McAlpin Square	Savannah	1979	173,952	95.9%	21	3	43,600	Kroger	6/30/2021	Big Lots / Post Office / Habitat for Humanity	$7.60
Spalding Village	Griffin	1989	235,318	60.9%	16	12	59,431	Kroger	5/31/2014	Fred’s Store / Goodwill	$7.68
Walton Plaza	Augusta	1990	43,460	94.5%	6	2				Gold’s Gym	$6.90

TOTAL SHOPPING CENTERS GEORGIA (22)			2,278,782	88.1%	349	111	736,369				$12.24

LOUISIANA (12)
Ambassador Row	Lafayette	1980 / 1991	187,678	98.3%	23	2				Conn’s Appliances / Big Lots / Chuck E Cheese / Planet Fitness / JoAnn Fabrics	$10.16
Ambassador Row Courtyard	Lafayette	1986 / 1991 / 2005	146,697	94.8%	21	2				Bed Bath & Beyond / Marshalls / Hancock Fabrics / Unitech Training Academy / Tuesday Morning	$9.97
Bluebonnet Village	Baton Rouge	1983	101,623	98.0%	22	4	33,387	Matherne’s	11/30/2015	Office Depot	$11.57
Boulevard	Lafayette	1976 / 1994	68,012	93.2%	13	2				Piccadilly / Harbor Freight Tools / Golfballs.com	$9.19
Country Club Plaza	Slidell	1982 / 1994	64,686	86.8%	8	2	33,387	Winn-Dixie	1/31/2018		$6.43
Crossing	Slidell	1988 / 1993	113,989	98.1%	13	2	58,432	Save A Center	9/28/2039	A-1 Home Appliance / Piccadilly	$5.58
Elmwood Oaks	Harahan	1989	120,515	91.2%	8	1				Academy Sports / Dollar Tree	$9.90
Plaza Acadienne	Eunice	1980	59,419	97.5%	6	1	28,092	Super 1 Store	6/30/2015	Fred’s Store	$4.33
Sherwood South	Baton Rouge	1972 / 1988 / 1992	77,107	81.3%	7	2				Burke’s Outlet / Harbor Freight Tools / Fred’s Store	$6.09
Siegen Village	Baton Rouge	1988	170,416	98.9%	19	1				Office Depot / Big Lots / Dollar Tree / Stage / Party City	$9.48
Tarpon Heights	Galliano	1982	56,605	100.0%	9	—				Stage / Dollar General	$5.97
Village at Northshore	Slidell	1988	144,638	97.6%	14	1				Marshalls / Dollar Tree / Kirschman’s* / Bed Bath & Beyond / Office Depot	$7.14

TOTAL SHOPPING CENTERS LOUISIANA (12)			1,311,385	95.4%	163	20	153,298				$8.51

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2012

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
MISSISSIPPI (1)
Shipyard Plaza	Pascagoula	1987	66,857	100.0%	8	—				Big Lots / Buffalo Wild Wings	$6.07

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	100.0%	8	—					$6.07

NORTH CAROLINA (7)
Brawley Commons	Charlotte	1997 / 1998	119,189	72.1%	20	18	42,142	Lowe’s Foods	5/13/2017	Rite Aid	$11.07
Centre Pointe Plaza	Smithfield	1989	163,642	93.7%	21	3				Belk’s / Dollar Tree / Aaron Rents / Burke’s Outlet Stores	$5.97
Chestnut Square	Brevard	1985 / 2008	34,260	95.3%	7	1				Walgreens	$13.98
Riverview Shopping Center	Durham	1973 / 1995	128,498	92.4%	11	5	53,538	Kroger	12/31/2014	Upchurch Drugs / Riverview Galleries	$8.16
Stanley Market Place	Stanley	2007	53,228	94.1%	5	2	34,928	Food Lion	5/15/2027	Family Dollar	$9.82
Thomasville Commons	Thomasville	1991	148,754	88.3%	8	6	32,000	Ingles	9/29/2017	Kmart	$5.33
Willowdaile Shopping Center	Durham	1986	95,601	91.3%	17	5				Hall of Fitness / Ollie’s Bargain Outlet	$8.49

TOTAL SHOPPING CENTERS NORTH CAROLINA (7)			743,172	88.7%	89	40	162,608				$7.93

SOUTH CAROLINA (3)
North Village Center	North Myrtle Beach	1984	60,356	68.2%	5	8				Dollar General / Goodwill	$8.04
Windy Hill	North Myrtle Beach	1968 / 1988 / 2006	68,465	100.0%	5	—				Rose’s Store / Citi Trends	$6.32
Woodruff	Greenville	1995	68,055	97.4%	9	1	47,955	Publix	8/6/2015		$10.22

TOTAL SHOPPING CENTERS SOUTH CAROLINA (3)			196,876	89.3%	19	9	47,955				$8.19

VIRGINIA (1)
Smyth Valley Crossing	Marion	1989	126,841	98.0%	13	1	32,000	Ingles	9/25/2015	Walmart	$6.06

TOTAL SHOPPING CENTERS VIRGINIA (1)			126,841	98.0%	13	1	32,000				$6.06

TOTAL SHOPPING CENTERS SOUTHEAST REGION (48)			4,858,027	90.6%	654	190	1,226,219				$10.02

NORTHEAST REGION (18)
CONNECTICUT (7)
Brookside Plaza	Enfield	1985 / 2006	214,030	95.9%	23	3	59,648	Wakefern Food	8/31/2015	Bed Bath & Beyond / Walgreens / Staples /Petsmart / Hibachi Grill	$12.22
Compo Acres (1)	Westport	1960 / 2011	42,866	100.0%	15	—				Trader Joe’s	$45.72

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2012

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
Copps Hill	Ridgefield	1979 / 2002	184,528	97.5%	8	1	59,015	Stop & Shop	12/31/2024	Kohl’s / Rite Aid	$13.11
Darinor Plaza (1)	Norwalk	1978	151,198	100.0%	13	—				Kohl's/Old Navy/Party City	$16.21
Danbury Green (1)	Danbury	1985 / 2006	98,095	100.0%	10	—				Trader Joe’s / Rite Aid / Annie Sez / Staples / DSW	$21.81
Post Road Plaza (1)	Darien	1978	20,005	100.0%	4	—					$36.57
Southbury Green (1)	Southbury	1979 / 2002	156,215	97.5%	22	2	60,113	ShopRite	7/31/2022	Staples	$21.55

TOTAL SHOPPING CENTERS CONNECTICUT (7)			866,937	98.0%	95	6	178,776				$18.16

MASSACHUSETTS (7)
Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	—	66,108	Star Market	1/2/2016		$30.25
Medford Shaw’s Supermarket	Medford	1995	62,656	100.0%	2	—	60,356	Shaw’s	1/1/2016		$26.92
Plymouth Shaw’s Supermarket	Plymouth	1993	59,726	100.0%	1	—	59,726	Shaw’s	1/1/2016		$19.99
Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	—	100,741	Star Market	1/2/2016		$19.53
Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	—	35,907	Whole Foods	1/1/2026		$22.89
Webster Plaza	Webster	1963 / 1998	199,425	98.2%	13	1	56,766	Shaw’s	2/28/2023	K Mart	$8.14
West Roxbury Shaw’s Plaza	West Roxbury	1973 / 1995 / 2006	76,316	97.7%	11	2	54,928	Shaw’s	1/2/2016		$25.51

TOTAL SHOPPING CENTERS MASSACHUSETTS (7)			600,879	99.1%	30	3	434,532				$18.75

NEW YORK (4)
1175 Third Avenue	Manhattan	1995	25,350	100.0%	1	—	25,350	Food Emporium	1/31/2019		$41.66
90-30 Metropolitan (1)	Queens	2007	59,815	93.9%	4	1				Trader Joe’s / Staples / Michael’s	$30.27
161 W. 16th Street (1)	Manhattan	1930	56,870	100.0%	1	—				Loehmann’s	$24.62
Clocktower Plaza (1)	Manhattan	1985/1995	78,820	100.0%	8	—	62,668	Pathmark	11/30/2030		$43.89

TOTAL SHOPPING CENTERS NEW YORK (4)			220,855	98.4%	14	1	88,018				$35.06

TOTAL SHOPPING CENTERS NORTHEAST REGION (18)			1,688,671	98.4%	139	10	701,326				$20.58

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2012

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
WEST COAST REGION (10)
ARIZONA (1)
Canyon Trails	Goodyear	2008	210,396	64.4%	19	15				Office Max / PetSmart / Ross / Cost Plus	$15.59

TOTAL SHOPPING CENTERS ARIZONA (1)			210,396	64.4%	19	15					$15.59

CALIFORNIA (9)
Circle Center West	Long Beach	1989	64,403	97.8%	15	1				Marshalls	$20.00
Culver Center (1)	Culver City	1950 / 2000	216,646	100.0%	33	—	36,578	Ralph’s	10/31/2015	Bally Total Fitness / Sit N Sleep / Tuesday Morning / Best Buy	$26.25
Marketplace Shopping Center	Davis	1990	111,156	99.1%	23	1	35,018	Safeway	7/31/2014	Petco / CVS Pharmacy	$21.30
Plaza Escuela	Walnut Creek	2002	152,452	100.0%	25	2				AAA / Yoga Works / The Container Store / Cheesecake Factory / Forever 21 / Sports Authority	$41.35
Potrero (1)	San Francisco	1968 / 1997	226,699	99.9%	25	1	59,566	Safeway	9/30/2020	24 Hour Fitness / Party City / Petco / Office Depot / Ross	$28.24
Ralph's Circle Center (1)	Long Beach	1983	59,837	98.0%	11	1	35,022	Ralph’s	11/30/2025		$16.72
Serramonte	Daly City	1968	818,177.0	98.7%	99	4				Macy’s / JC Penney / Target / Daiso / H&M / Forever 21 / A’Gaci / New York & Company / Crunch Gym	$18.60
Von’s Circle Center	Long Beach	1972	148,353	95.1%	21	4	45,253	Von’s	7/31/2022	Rite Aid / Ross	$16.73
Willows	Concord	1977	256,086	93.8%	27	7				El Torito / Claim Jumper / U Gym / REI / The Jungle / Old Navy / Pier 1 / Cost Plus	$21.97

TOTAL SHOPPING CENTERS CALIFORNIA (9)			2,053,809	98.2%	279	21	211,437				$22.63

TOTAL SHOPPING CENTERS WEST COAST REGION (10)			2,264,205	95.0%	298	36	211,437				$22.19

TOTAL CORE SHOPPING CENTER PORTFOLIO (143)			16,329,297	91.9%	2,276	576	4,125,038				$14.48

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2012

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

OTHER PROPERTIES (5) (1)
4101 South I-85 Industrial	Charlotte, NC	1956 / 1963	188,513	100.0%	1	—				Park ’N Go
Banco Popular Office Building	Miami, FL	1971	32,737	79.8%	13	5
Prosperity Office Building	Palm Beach Gdns, FL	1972	3,200		—	1
Providence Square	Charlotte, NC	1973	85,930	16.6%	6	19
Danville - San Ramon Medical	Danville, CA	1982-1986	74,599	78.4%	44	11

TOTAL OTHER PROPERTIES (5) (1)			384,979	74.6%	64	36	—

TOTAL EXCLUDING DEVELOPMENTS, REDEVELOPMENTS & LAND (148)			16,714,276	91.5%	2,340	612	4,125,038

DEVELOPMENTS, REDEVELOPMENTS & LAND (19) (1)
Developments (2)	See Schedule on Page 27.
Redevelopments (10)	See Schedule on Page 27.
Land Held for Development (7)

TOTAL CONSOLIDATED - 167 Properties
Note: Total square footage does not include shadow anchor square footage that is not owned by Equity One but does include square footage for ground leases.
* Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in (  ).
(1) Not included in the quarter to date September 30, 2012 same property pool.

EQUITY ONE, INC.
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
For the nine months ended September 30, 2012
(in thousands, except for square footage/acres)

2012 Acquisition Activity
Date Purchased	Property Name	City	State	Square Feet / Acres		Purchase Price	Mortgage Assumed

September 28, 2012	Clocktower Plaza Shopping Center	Queens	NY	78,820		$56,000	$—
August 28, 2012	Darinor Plaza (1)	Norwalk	CT	152,025		36,000	18,765
June 8, 2012	Broadway Plaza - land parcel	Bronx	NY	1.83	(2)	7,500	—
March 1, 2012	Potrero Center	San Francisco	CA	226,699		110,750	—
March 1, 2012	Compo Acres Shopping Center	Westport	CT	43,107		30,300	—
March 1, 2012	Post Road Plaza	Darien	CT	20,005		12,700	—
Total						$253,250	$18,765

2012 Disposition Activity
Date Sold	Property Name	City	State	Square Feet / Acres		Gross Sales Price	Gain (loss) on Sale

Income producing property sold
March 30, 2012	Laurel Walk Apartments	Charlotte	NC	106,480		$6,000	$(33)
March 30, 2012	Commerce Crossing	Commerce	GA	100,668		600	(443)
March 15, 2012	222 Sutter Street	San Francisco	CA	128,595		53,829	13,562
						60,429	13,086
Outparcels sold
February 27, 2012	Market Place - IHOP outparcel	Norcross	GA	0.35	(2)	885	726
January 20, 2012	Grand Marche - ground lease	Lafayette Parish	LA	200,585		775	457
						1,660	1,183

Total Sold						$62,089	$14,269

(1) Property is subject to a ground lease which expires in 2076.
(2) In acres

EQUITY ONE, INC.
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
As of September 30, 2012
(in thousands, except square footage data)

Project	Location	Project GLA (1)	Total GLA (2)	Anchors	Target Stabilization Date (3)	Estimated Gross Cost (4)		Estimated Net Cost (5)		Funded as of 9/30/12	Balance to Complete (Gross Cost)
Developments
The Gallery at Westbury	Westbury, NY	330,000	330,000	Container Store / Nordstrom Rack / Trader Joe’s / Saks Off Fifth / Bloomingdales Outlet / Sports Authority Elite / Old Navy / Ulta	2013	$148,000		$128,000		$118,419	$29,581
Broadway Plaza	Bronx, NY	133,000	133,000		2014	55,000	(6)	55,000	(6)	8,894	46,106
Subtotal		463,000	463,000			$203,000		$183,000		$127,313	$75,687

Redevelopments
Atlantic Village	Atlantic Beach, FL	39,795	100,559	LA Fitness	2Q13	$4,609		$4,609		$1,166	$3,443
Boca Village	Boca Raton, FL	25,663	92,267	CVS Pharmacy	1Q14	7,255		7,255		3,206	4,049
Boynton Plaza	Boynton Beach, FL	54,817	108,293	Publix	2Q14	7,704		7,704		176	7,528
Lake Mary	Lake Mary, FL	58,139	340,434	National Grocer / National Soft Good Retailer	1Q14	3,949		3,949		—	3,949
Paulding Commons	Hiram, GA	73,914	209,676	Academy Sports	3Q12	1,729		1,729		1,671	—
Pavilion	Naples, FL	50,795	167,745	LA Fitness	1Q12	4,821		4,821		3,985	—
Pine Island	Davie, FL	86,156	254,907	Burlington Coat Factory	1Q12	2,057		2,057		2,057	—
Pine Ridge	Coral Springs, FL	30,660	117,824	Marshalls /Ulta	4Q12	6,705		4,605		5,547	1,158
Serramonte Shopping Center (7)	Daly City, CA	83,218	818,177	Dick's Sporting Goods	2Q14	18,074		18,074		479	17,595
Summerlin (8)	Ft. Myers, FL	15,000	195,000	Large National Retailer	4Q13	2,227		2,127		1,250	977
Westbury Plaza	Westbury, NY	15,000	398,602	Costco / Marshalls / Sports Authority / Walmart	4Q11	2,076		2,076		2,076	—
Subtotal		533,157	2,803,484			$61,206		$59,006		$21,613	$38,699

Total Development Activity		996,157	3,266,484			$264,206		$242,006		$148,926	$114,386

(1) Project GLA is subject to change based upon changes related to build-to-suit requests and other tenant driven changes.
(2) Total GLA represents all GLA for the corresponding property and for redevelopments, includes portions of center not subject to redevelopment.
(3) Target stabilization date reflects the date that construction is expected to be complete and the anchors commence rent. Properties may continue to be reflected in development or redevelopment until they are included in our same property pool, normally one year from rent commencement.
(4) Includes actual / allocated cost of land.
(5) After sales of outparcels and construction cost reimbursements.
(6) Budgeted amounts pending approval of the investment committee.
(7) This property is included in the same property pool as of September 30, 2012.
(8) This property is classified as held for sale as of September 30, 2012. Three outparcels will be retained and redeveloped.

EQUITY ONE, INC.
DEBT SUMMARY
As of September 30, 2012 and December 31, 2011 and 2010
(in thousands)

	September 30, 2012	December 31, 2011	December 31, 2010
Fixed rate debt	$1,127,608	$1,190,174	$1,224,796
Variable rate debt - swapped to fixed rate	250,000	—	—
Variable rate debt - unhedged	62,000	138,000	—
Total debt	$1,439,608	$1,328,174	$1,224,796

% Fixed rate debt	78.3%	89.6%	100.0%
% Variable rate debt - swapped to fixed rate	17.4%	0.0%	0.0%
% Variable rate debt - unhedged	4.3%	10.4%	0.0%
Total	100.0%	100.0%	100.0%

Secured mortgage debt	$446,472	$499,038	$533,660
Unsecured debt	993,136	829,136	691,136
Total debt	$1,439,608	$1,328,174	$1,224,796

% Secured mortgage debt	31.0%	37.6%	43.6%
% Unsecured debt	69.0%	62.4%	56.4%
Total	100.0%	100.0%	100.0%

Total market capitalization (from page 6)	$4,151,614	$3,438,335	$3,098,272

% Secured mortgage debt	10.8%	14.5%	17.2%
% Unsecured debt	23.9%	24.1%	22.3%
Total debt : Total market capitalization	34.7%	38.6%	39.5%

Weighted-average interest rate on secured mortgage debt (1)	6.1%	6.1%	6.3%
Weighted-average interest rate on senior unsecured notes (1)	6.0%	6.1%	6.1%
Weighted-average interest rate on term loans (1)	3.4%	N/A	N/A
Weighted-average interest rate on total debt (1)	5.6%	6.1%	6.1%
Interest rate on revolving credit facilities	1.77%	1.85%	N/A

Weighted-average maturity on mortgage debt	4.5 years	4.9 years	4.5 years
Weighted-average maturity on senior unsecured notes	3.4 years	4.1 years	5.2 years
Weighted-average maturity on term loan	6.4 years	N/A	N/A
Weighted-average maturity on total debt (2)	4.5 years	4.4 years	5.2 years

Note: All amounts and calculations exclude unamortized / unaccreted premium / (discount) on mortgages and senior notes and include secured mortgage debt related to assets held for sale.

(1)	Weighted average interest rates are calculated based on balances outstanding at the respective dates.

(2)	Weighted average maturity in years excludes amounts drawn under the revolving credit facility which expires on September 30, 2015.

EQUITY ONE, INC.
CONSOLIDATED DEBT MATURITY SCHEDULE
As of September 30, 2012
(in thousands)

	Secured Debt		Unsecured Debt			Premium/(Discount) Scheduled Amortization	Total	Weighted average interest rate at maturity		Percent of debt maturing
Maturity schedule by year	Scheduled amortization	Balloon payments	Revolving Credit Facilities	Senior Notes	Term Loan

2012	$2,092	$—	$—	$—	$—	$586	$2,678	0.0%		0.2%
2013	8,180	45,127	—	—	—	2,051	55,358	6.4%		3.8%
2014	7,800	6,509	—	250,000	—	1,628	265,937	6.2%		18.4%
2015	7,711	54,462	62,000	107,505	—	1,226	232,904	4.4%	(1)	16.1%
2016	7,489	107,574	—	105,230	—	127	220,420	6.0%		15.2%
2017	6,570	64,000	—	218,401	—	269	289,240	6.0%		20.0%
2018	6,678	56,431	—	—	—	282	63,391	6.3%		4.4%
2019	5,360	17,142	—	—	250,000	158	272,660	3.7%	(1)	18.9%
2020	5,493	—	—	—	—	105	5,598	0.0%		0.4%
Thereafter	29,549	8,305	—	—	—	150	38,004	7.8%		2.6%
Total	$86,922	$359,550	$62,000	$681,136	$250,000	$6,582	$1,446,190	5.4%	(1)	100.0%

(1) Excluding the revolving credit facility and term loan, the weighted average interest rate would be 5.4% for 2015, 6.9% for 2019 and 6.0% for the total.

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of September 30, 2012 and December 31, 2011
(in thousands)

Debt Instrument	Maturity Date	Rate		September 30, 2012	December 31, 2011	Percent of Overall Debt Maturing
Mortgage Debt
Plaza Escuela	10/11/2012	6.800%		$—	$37,057	N/A
Pablo Plaza	04/11/2013	5.814%		7,187	7,309	0.5%
West Bird Plaza	04/11/2013	5.814%		8,086	8,223	0.6%
Brawley Commons	07/01/2013	6.250%		6,558	6,625	0.5%
Buckhead Station	09/01/2013	6.880%		24,355	24,893	1.7%
South Point	07/10/2014	5.720%		6,987	7,168	0.5%
Southbury Green	02/05/2015	5.200%		21,000	21,000	1.5%
Davis Marketplace	02/19/2015	6.250%		16,220	16,377	1.1%
Danbury Green	01/05/2016	5.850%		24,700	24,700	1.7%
Glengary Shoppes	06/11/2016	5.750%		16,145	16,332	1.1%
Magnolia Shoppes	07/11/2016	6.160%		13,868	14,039	1.0%
Willows Shopping Center	10/11/2016	5.900%		55,415	55,895	3.8%
Grassland Crossing	12/01/2016	7.865%		4,082	4,301	0.3%
Culver	05/06/2017	5.580%		64,000	64,000	4.4%
Mableton Crossing	08/15/2018	6.850%		2,862	3,087	0.2%
Sheridan Plaza	10/10/2018	6.250%		61,725	62,416	4.3%
Danville-San Ramon Medical	03/15/2019	6.900%		13,446	13,576	0.9%
1175 Third Avenue	05/01/2019	7.000%		7,057	7,221	0.5%
BridgeMill	05/05/2021	7.940%		7,606	7,831	0.5%
Westport Plaza	08/01/2023	7.490%		3,930	4,048	0.3%
Chastain Square	02/28/2024	6.500%		2,817	2,937	0.2%
Daniel Village	02/28/2024	6.500%		3,079	3,211	0.2%
Douglas Commons	02/28/2024	6.500%		3,668	3,826	0.3%
Fairview Oaks	02/28/2024	6.500%		3,472	3,622	0.2%
Madison Centre	02/28/2024	6.500%		2,817	2,937	0.2%
Paulding Commons	02/28/2024	6.500%		4,782	4,987	0.3%
Siegen Village	02/28/2024	6.500%		3,111	3,245	0.2%
Wesley Chapel Crossing	02/28/2024	6.500%		2,456	2,562	0.2%
Webster Plaza	08/15/2024	8.070%		7,124	7,283	0.5%
Vons Circle Center	10/10/2028	5.200%		10,902	11,223	0.7%
Copps Hill Plaza	01/01/2029	6.060%		18,275	18,756	1.2%
Darinor Plaza	05/01/2015	5.370%		18,740	—	1.3%
Total mortgage debt (31 loans)	4.47	6.09%	(3)	$446,472	$470,687	30.9%
Unamortized/unaccreted premium/(discount)				8,468	10,521	0.6%
Total mortgage debt (including unamortized/unaccreted premium/(discount))				$454,940	$481,208	31.5%
Mortgage Debt Associated with Assets Held for Sale or Sold
Summerlin Square	02/01/2014	6.750%		$—	$1,067	N/A
222 Sutter Street	09/15/2016	5.390%		—	27,284	N/A
Total mortgage debt on held for sale or sold assets				$—	$28,351	N/A
Unamortized/unaccreted premium/(discount)				—	—	N/A
Total mortgage debt (including unamortized/unaccreted premium/(discount))				$—	$28,351	N/A

Total Secured debt (31 loans)	4.47	6.09%	(3)	$446,472	$499,038	30.9%
Unamortized/unaccreted premium/(discount)				8,468	10,521	0.6%
Total mortgage debt (including unamortized/unaccreted premium/(discount))				$454,940	$509,559	31.5%
See footnotes on page 31.

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of September 30, 2012 and December 31, 2011
(in thousands)

Debt Instrument	Maturity Date	Rate		September 30, 2012	December 31, 2011	Percent of Overall Debt Maturing
Unsecured senior notes payable
7.84% senior notes	01/23/2012	7.840%		$—	$10,000	N/A
6.25% senior notes	12/15/2014	6.250%		250,000	250,000	17.3%
5.375% senior notes	10/15/2015	5.375%		107,505	107,505	7.4%
6.00% senior notes	09/15/2016	6.000%		105,230	105,230	7.3%
6.25% senior notes	01/15/2017	6.250%		101,403	101,403	7.0%
6.00% senior notes	09/15/2017	6.000%		116,998	116,998	8.0%
Total unsecured senior notes payable	3.43	6.03%	(3)	$681,136	$691,136	47.0%
Unamortized/unaccreted premium/(discount)				(1,886)	(2,340)	(0.1%)
Total unsecured senior notes payable (including unamortized/unaccreted premium/(discount))				$679,250	$688,796	46.9%

Term Loan
$250MM - Term Loan (2)	02/13/2019	3.370%	(1)	250,000	—	17.3%
Total term loans	6.37	3.37%	(3)	$250,000	$—	17.3%

Revolving credit facilities
$575MM Line of Credit Unsecured	09/30/2015	1.770%	(1)	$62,000	$138,000	4.3%
$15MM Bank Line of Credit Unsecured	08/07/2013	N/A		—	—	N/A
Total revolving credit facilities				$62,000	$138,000	4.3%

Total debt	4.50(4)	5.57%	(3)	$1,439,608	$1,328,174	99.5%
Unamortized/unaccreted premium/(discount)				6,582	8,181	0.5%
Total debt (including net interest premium/discount)				$1,446,190	$1,336,355	100.0%

Senior Unsecured Debt Ratings
Moody’s				Baa3 (Positive)	Baa3 (Positive)
S&P				BBB-(Stable)	BBB-(Stable)

(1) The effective weighted average fixed interest rate in effect on September 30, 2012.
(2) The outstanding balance has been swapped to a fixed interest rate based on a one month LIBOR in arrears, plus 1.56%. The indicated interest rate and the weighted average interest rate for the term loan includes the effect of the swap. The fair value of the swap at September 30, 2012 was a liability of $7.7 million.
(3) Calculated based on weighted average interest rates of outstanding balances at September 30, 2012.
(4) Weighted average maturity in years for September 30, 2012 excludes $62 million drawn under the revolving credit facility which expires on September 30, 2015.

EQUITY ONE, INC.
BALANCE SHEETS & STATEMENTS OF OPERATIONS OF UNCONSOLIDATED JOINT VENTURES
September 30, 2012 (unaudited)
(in thousands)

BALANCE SHEETS OF UNCONSOLIDATED JOINT VENTURES			As of September 30, 2012
Co-Investment Partner	EQY Ownership Interest	Type	Total Assets	Total Debt	Total Equity
DRA Advisors	20.0%	Retail/Office	$55,206	$35,673	$17,522
GRI	10.0%	Retail	$256,114	$128,678	$116,208
New York State Common Retirement Fund	30.0%	Retail	$96,173	$24,476	$57,259
Various (1)	50.0-50.5% (3)	Retail/Office	$98,363	$35,077	$61,081

STATEMENTS OF OPERATIONS OF UNCONSOLIDATED JOINT VENTURES				For the three months ended September 30, 2012
Co-Investment Partner	EQY Ownership Interest	Type	Total Revenues	Property Operating Expenses	Depreciation/ Amortization	Interest Expense/ (Income) (2)	Net (Loss)/ Income
DRA Advisors	20.0%	Retail/Office	$1,683	$701	$540	$584	$(165)
GRI	10.0%	Retail	$5,956	$1,639	$1,390	$2,462	$465
New York State Common Retirement Fund	30.0%	Retail	$1,685	$483	$590	$(24)	$712
Various (1)	50.0-50.5% (3)	Retail/Office	$2,987	$1,003	$793	$709	$480

				For the nine months ended September 30, 2012
Co-Investment Partner	EQY Ownership Interest	Type	Total Revenues	Property Operating Expenses	Depreciation/ Amortization	Interest Expense (2)	Net (Loss)/ Income
DRA Advisors	20.0%	Retail/Office	$5,021	$2,149	$1,612	$1,752	$(553)
GRI	10.0%	Retail	$20,445	$5,432	$5,624	$6,989	$2,399
New York State Common Retirement Fund	30.0%	Retail	$4,999	$1,442	$2,009	$9	$705
Various (1)	50.0-50.5% (3)	Retail/Office	$8,179	$3,197	$3,205	$2,143	$(383)
Note: Amounts shown above reflect 100% of the joint venture balance sheet and income statement line items.
(1) Various includes Talega Village Center JV, LLC, Vernola Marketplace JV, LLC and Parnassus Heights Medical Center.
(2) Interest expense includes amortization of deferred financing fees and is net of investment income.
(3) Our effective interest in Talega Village Center JV, LLC and Vernola Marketplace JV, LLC is 48% when considering the 5% noncontrolling interest held by Vestar Development Company.

EQUITY ONE, INC.
UNCONSOLIDATED PROPERTY STATUS REPORT
As of September 30, 2012 (unaudited)

								Number of tenant		Supermarket anchor
Property	JV	EQY Ownership %	Type	City, State	Year Built / Renovated	Total Sq. Ft.	Percent Leased	Leased	Vacant	Sq. Ft.	Name	Expiration Date	Other anchor tenants	Average base rent per leased SF
Airpark Plaza Shopping Center	GRI	10.0%	Retail	Miami, FL	1971 / 1998 / 2004 / 2008	172,093	97.0%	34	4	30,000	Publix	10/31/2024	Burlington Coat Factory / Office Depot	$15.52
Concord Shopping Plaza	GRI	10.0%	Retail	Miami, FL	1962 / 1992 / 1993	298,182	99.5%	22	1	78,000	Winn-Dixie	09/30/2014	Home Depot / Big Lots / Dollar Tree	$11.07
Presidential Markets	GRI	10.0%	Retail	Snellville, GA	1993 / 2000	396,432	91.3%	34	3	56,146	Publix	12/31/2019	Marshall’s / TJ Maxx / Bed Bath & Beyond / Carmike Cinemas / Ross Dress For Less / Office Depot / Shoe Carnival / Borders	$12.06
Shoppes of Ibis	GRI	10.0%	Retail	West Palm Beach, FL	1999	79,420	92.9%	15	3	51,420	Publix	05/31/2019		$12.89
Shoppes at Quail Roost	GRI	10.0%	Retail	Miami, FL	2005	73,550	86.8%	13	7	44,840	Publix	06/30/2025		$13.48
Shoppes of Sunset	GRI	10.0%	Retail	Miami, FL	1979 / 2009	21,784	68.7%	11	6					$23.88
Shoppes of Sunset II	GRI	10.0%	Retail	Miami, FL	1980 / 2009	27,676	68.4%	13	4					$18.89
Sparkleberry Square	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	154,217	96.1%	9	1				Petsmart / Bed Bath and Beyond / Pier 1 Imports / Ross Dress for Less / Best Buy	$11.55
Sparkleberry Kohl’s	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	85,961	100.0%	1	—				Kohl’s	$7.74
Sparkleberry Kroger	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	98,623	95.8%	11	3	67,943	Kroger	08/31/2017		$13.14
1900/2000 Offices	DRA	20.0%	Office	Boca Raton, FL	1979 / 1982 / 1986 / 2007	117,773	60.8%	19	13				RN Network	$18.83
Penn Dutch Plaza	DRA	20.0%	Retail	Margate, FL	1989	155,622	90.2%	15	7	70,358	Penn Dutch Food Center	12/31/2013	You Fit Health Club / Florida Career College	$9.19
Plantation Marketplace	DRA	20.0%	Retail	Plantation, FL	1963 / 1998	223,799	78.2%	28	12	43,386	Winn-Dixie	11/05/2014	Beall’s / Just Fit / Big Lots / CVS / Disability Law Claims	$11.27
Talega Village	VESTAR	50.5%	Retail	San Clemente, CA	2007	102,282	86.1%	22	7	46,000	Ralph’s	12/31/2027		$19.25
Vernola Market	VESTAR	50.5%	Retail	Mira Loma, CA	2007	382,963	91.0%	31	7				PetCo / Ross / Bed Bath & Beyond / Michael’s / Lowe’s	$10.91
Parnassus Heights Medical Center	CSC	50.0%	Medical Office	San Francisco, CA	1968	146,046	99.3%	51	2					$27.69
Country Walk Plaza	NYSCRF	30.0%	Retail	Miami, FL	1985 / 2006 / 2008	100,686	85.5%	23	6	39,795	Publix	10/23/2015	CVS Pharmacy	$18.15
Veranda Shoppes	NYSCRF	30.0%	Retail	Plantation, FL	2007	44,888	100.0%	9	—	28,800	Publix	04/30/2027		$26.12
Old Connecticut Path	NYSCRF	30.0%	Retail	Framingham, MA	1994	80,198	100.0%	4	—	72,500	Stop & Shop	06/30/2014		$20.10
TOTAL UNCONSOLIDATED SHOPPING CENTER PORTFOLIO (19)						2,762,195		365	86	629,188				$13.91

EQUITY ONE, INC.
DEBT SUMMARY OF UNCONSOLIDATED JOINT VENTURES
As of September 30, 2012 and December 31, 2011
(in thousands)

Co-Investment Partner	Debt Instrument	Equity One’s Ownership	Maturity Date	Rate (1)	Balance at September 30, 2012		Balance at December 31, 2011

Mortgage debt
GRI	Sparkleberry Square (Kohl’s)	10.0%	11/01/2012	6.17%	$—	(4)	$5,541
GRI	Floating rate loan (2)	10.0%	07/01/2013	6.35%	120,000		120,000
GRI	Sparkleberry Square (Kroger)	10.0%	06/30/2020	6.75%	4,969		5,326
DRA Advisors	Fixed rate loan	20.0%	11/11/2014	5.56%	36,046		36,608
Vestar	Vestar/EQY Talega LLC	50.5%	10/01/2036	5.01%	11,676		11,860
Vestar	Vestar/EQY Vernola LLC	50.5%	08/06/2041	5.11%	23,401		23,637
Parnassus Heights Medical Center	Parnassus Heights Medical Center	50.0%	03/15/2028	6.25%	—	(4)	16,133
New York State Common Retirement Fund	Equity One (Country Walk) LLC	30.0%	11/01/2015	5.22%	13,141		13,292
New York State Common Retirement Fund	Equity One JV Sub CT Path LLC	30.0%	01/01/2019	5.74%	10,138		10,413

Interest Rate Swap
GRI	Fair value of $120MM floating-to-fixed interest rate swap	10.0%	06/01/2013	4.40%	3,798		6,693

	Net interest premium (3)				732		446

	Total debt				$223,901		$249,949

	Equity One’s pro-rata share of unconsolidated joint venture debt				$45,059		$54,455

(1)	The rate in effect on September 30, 2012.

(2)	The loan balance bears interest at a floating rate of LIBOR + 1.95%, which has been swapped to a fixed rate of 6.35%.

(3)	Net interest premium is the total for all joint ventures.

(4)	During 2012, two of our joint ventures repaid their indebtedness totaling $21.1 million for which we made related payments totaling $7.5 million.